Exhibit 4.3

FOR POSITION ONLY
T	[LOGO]
	TRI-S SECURITY CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 895578 10 2

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF
 TRI-S SECURITY CORPORATION

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Corporation's Articles of Incorporation and all amendments thereto, to all of which the holder, by acceptance hereof, assents.

        This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:

SIGNATURE TO COME SECRETARY	TRI-S SECURITY CORPORATION CORPORATE SEAL GEORGIA X	SIGNATURE TO COME PRESIDENT

Countersigned and Registered:

REGISTRAR AND TRANSFER COMPANY
By	Transfer Agent and Registrar
Authorized Officer

The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the voting and other powers, designations, preferences, limitations, restrictions and relative, participating, optional, or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such powers, preferences and/or rights. Any such request is to be addressed to the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gift to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

        For Value Received,                                                                                                                                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.